Exhibit 99.77(q)(1)

ITEM 77Q-1 – Exhibits

(a)(1)	Amendment No. 53 effective November 24, 2014 to the Amended and Restated Declaration of Trust (dissolution of Voya Global Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.
(a)(2)	Amendment No. 54 dated December 1, 2014 to the Amended and Restated Declaration of Trust (name change – Voya Global Value Advantage Fund, formerly Voya International Value Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.
(a)(3)	Amendment No. 55 dated September 12, 2014 to the Amended and Restated Declaration of Trust (dissolution of Voya Global Natural Resources Fund) – Filed herein.

(e)(1)	Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 – Filed herein.
(e)(2)	Amended Schedule A, effective May 22, 2015, to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 – Filed herein.
(e)(3)	Reduction letter dated March 1, 2015 (Voya Multi-Manager International Equity Fund) with respect to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC for the period from March 1, 2015 through March 1, 2016 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(4)	Waiver Letter dated March 1, 2015 regarding the investment management fee for Class P shares of Voya Global Bond Fund for the period from March 1, 2015 through March 1, 2016 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(5)	Reduction letter (Voya Multi-Manager International Small Cap Fund) with respect to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC for the period from March 1, 2015 through March 1, 2016 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(6)	Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(7)	Sub-Advisory Agreement between Voya Investments, LLC and ING Investment Management Advisors B.V. effective February 10, 2015 (Voya Emerging Markets Equity Dividend Fund and Voya Russia Fund) – Filed herein.
(e)(8)	Sub-Advisory Agreement between Voya Investments, LLC and ING Investment Management Advisors B.V. effective March 24, 2015 (Voya Global Equity Dividend Fund) – Filed herein.
(e)(9)	Sub-Advisory Agreement between Voya Investments, LLC and CBRE Clarion Securities LLC (Voya International Real Estate Fund) dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(10)	Sub-Advisory Agreement between Voya Investments, LLC and CBRE Clarion Securities LLC (Voya Global Real Estate Fund) dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(11)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Acadian Asset Management LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(12)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Baillie Gifford Overseas Limited dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(13)	Form of Sub-Advisory Agreement between Voya Investments, LLC and T. Rowe Price Associates, Inc. dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(14)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Wellington Management Company, LLP dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No.

189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.

(e)(15)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Delaware Investments Fund Advisers dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(16)	Form of Sub-Advisory Agreement between Voya Investments, LLC and J.P. Morgan Investment Management Inc. dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(17)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Lazard Asset Management LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.
(e)(18)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Victory Capital Management Inc. dated March 2, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.